UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 10, 2009

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	314-877-7000

___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.

Item 2.02.	Results of Operations and Financial Condition.

On November 10, 2009, Ralcorp Holdings, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, announcing the Company's financial results for the fourth quarter and year ended September 30, 2009.

Item 7.01.	Regulation FD.

On November 10, 2009, the Company issued a press release announcing that its Board of Directors has authorized the repurchase, from time to time, of up to 7,000,000 shares of the Company’s common stock at prevailing market prices.  A copy of the press release announcing the authorization is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in items 2.02 and 7.01 and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Earnings Press Release dated November 10, 2009
Exhibit 99.2	Share Repurchase Press Release dated November 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date:	November 10, 2009	By: /s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Earnings Press Release dated November 10, 2009
Exhibit 99.2	Share Repurchase Press Release dated November 10, 2009